Michael Chesser
Chairman & CEO
Great Plains Energy
Great Plains Energy
Edison Electric Institute
42nd Financial Conference

Information Concerning Forward-Looking Statements
This presentation and the statements to be made by Great Plains Energy that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made.  Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the comprehensive energy plan and other matters affecting future operations.  In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information.  These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; workforce risks including compensation and benefits costs;
performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities; the ability to successfully complete merger, acquisition or divestiture plans (including the acquisition of Aquila, Inc., and Aquila’s sale of assets to Black Hills Corporation) and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors.  Part II Item 1A Risk Factors included in Great Plains
Energy’s Form 10-Q for the period ended September 30, 2007, together with the risk factors included in the 2006 Form 10-K for Great
Plains Energy under Part I Item 1A, should be carefully read for further understanding of potential risks to Great Plains Energy.  Other periodic reports filed by Great Plains Energy with the Securities and Exchange Commission (SEC) should also be read for more information regarding risk factors.  Great Plains Energy undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statement

STRATEGIC INTENT:

- Increases Shareholder Value
- Improves Total Living Environment

Operational Excellence: Tier 1
Comprehensive Energy Plan
Winning Culture
Community Political Regulatory
Strategic Energy

Executing on Strategic Intent
•

Strong rate base growth at KCP&L through Comprehensive
Energy Plan
•

Continued drive toward Tier 1 operational excellence
company wide
•

Strategic Energy growing backlog for future deliveries
Executing on Aquila Acquisition
•

Strong shareholder approval by both companies
•

Regulatory approvals remain on track for first quarter 2008
•

Significant synergies anticipated to help reduce future rate increases
Enhanced Shareholder Returns
•

Attractive dividend yield
•

Aquila acquisition expected to be accretive 2009 and beyond
•

Combined KCP&L/Aquila rate base anticipated to grow to
$5.6 billion by 2010
Building Shareholder Value

Edison Electric Institute

Kansas City Energy Efficiency Forum

The Edison Foundation Electric Efficiency

ReliabilityOne™

Great Plains Energy

2007 EEI Edison Award
•

Awarded for leadership, innovation and contribution to
industry for Comprehensive Energy Plan collaboration
Kansas City Energy Efficiency Forum
•

Over 500 in attendance to discuss DSM and EE
technology and program development
Institute for Energy Efficiency
•

GXP and seven other companies join to launch
Institute, through EEI, to act as a national best
practices clearinghouse
2007 National Reliability Excellence Award
•

KCP&L recognized for excellence in the delivery of
reliable electrical service
Recent Achievements

Kansas City Power & Light
William H. Downey
President & CEO
Kansas City Power & Light

Comprehensive Energy Plan Highlights
LaCygne 1 SCR - Completed ahead of schedule and under budget
Iatan Unit 1 AQCS & Iatan Unit 2
„

Iatan 1 on schedule for Q4 2008 in-service date
„

Iatan 2 on schedule for summer 2010 in-service date
„

Iatan 2: Finalizing contract for balance of plant construction with Kiewit
Industrial.  Once in place, approximately 95% of Iatan 1 and 2 costs will be committed
LaCygne 1 Environmental
„

Owners engineer Sargent & Lundy working on Project Definition Report
„

Revised cost estimates are materially higher than initial estimates
Additional Wind Generation
„

Continue work on possible 100MW wind addition in 2008

Alstom Fabrication Area 2
Boiler Steel 5
Air Quality Control System West End Foundation Work
Steam Turbine Pedestal Table Top
Concrete Pour
Iatan 2 Coal-Fired Generations Facility

Availability & Capacity Percentage
Base Load Coal Fleet
100%
90%
80%
70%
60%
50%
40%
30%
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Equivalent Availability Factor
Capacity Factor

Strong Q3 plant
performance
Equivalent Availability/Capacity Factor

Revenues (millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
4,000
3,000
2,000
1,000
0
MWh Sold (thousands)
$43.7
$53.0
$34.2
$58.5
$59.3
1,058
1,436
886
1,362
1,438
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Revenues
MWh Sold

Revenues (millions)
$150
$100
$50
$0
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
MWh Sold (thousands)
$137
$152
3,240
3,686
2006
2007
Revenues
MWh Sold

$37.66
$37.88
$39.35
$43.08
$41.99
$45.03
$41.88
•

Compared to Q3 last year, this
quarter’s wholesale performance was
strong for revenues, volume and
prices
•

Year-to-date wholesale performance
reflect higher revenues due to higher
volumes offsetting lower prices.
Performance by Quarter
YTD Performance through Q3
KCP&L Wholesale Power Performance

Iowa
Nebraska
Missouri
Kansas
KCP&L
Aquila

Kansas City Power & Light

Aquila

GREAT PLAINS ENERGY

•

Strong support for transaction from
shareholders of both companies
•

FERC approval received
•

Nebraska and Iowa approval of
Black Hills transaction
•

Missouri, Kansas and Colorado
applications pending
•

Transaction close still anticipated to
be first quarter of 2008
+
FORGING A STRONGER
REGIONAL UTILITY
Aquila Transaction Update

Strategic Energy
Shahid Malik
CEO, Strategic Energy

Strategic Energy Goals
•

Increase market penetration in the most  profitable
markets to achieve 6 - 8% market share within three years
•

Grow delivered MWhs at faster than estimated market
growth of 4% -6% per year
•

Grow core earnings year over year providing attractive
risk-adjusted return
•

Achieve operating leverage, driving SG&A/MWh to the
$2.00 - $2.50 range

CNE
Reliant
Integrys
Pepco
Strategic
Suez
Sempra
Hess
ConEd
Exelon
Direct
TXU
FirstEnergy
MidAm
Ameren
-
5.0
10.0
15.0

Strategic
Integrys
Direct
Ameren
MidAm
Pepco
Sempra
ConEd
Exelon
Reliant
Suez
FirstEnergy
CNE
TXU
Hess
-20%
0%
20%
40%
60%

GREAT PLAINS ENERGY

C&I retailers comprise ~84.1 GW of peak load served and Top 15 account for nearly 82% or
69.2 GW.  Load growth of 4.8 GW in the first half of 2007, the 3rd largest since 2003.
Top 15 as of Aug. 2007 (peak GW)
6 month growth (% GW change)
Non-Residential Market Shares: Load and % Growth
Source: KEMA: Semi Annual Review of US Retailer Rankings, Oct 2007, pg.12

20
16
12
8
4
0
MWh (millions)
5.3
15.1
15.9
11.2
7.6
6.4
8.6
6.7
2007
2008
2009
2010+

40
35
30
25
20
15
10
5
0
(MWhs millions)
24.1
15.2
28.4
37.4
Q3 04
Q3 05
Q3 06
Q3 07

•

2007 combination of deliveries and 2007 backlog at 20.4m MWhs
•

Total backlog at end of Q307 increased 32% to 37.4M MWhs vs. 28.4M MWHs in 3Q06
•

Average contract lengths 15 months v. 17 months in 3Q06
Delivered        Current Backlog
     ‘07 Backlog at 9-30-06    ’08 Backlog at 9-30-06     ’09+ Backlog at 9-30-06
Strong Backlog Position
compared to last year
20.4
Strategic Energy Total Backlog
Strategic Energy Growth

12
10
8
6
4
2
0
7.3
11
7.5
8.1
5.7
3Q06
4Q06
1Q07
2Q07
3Q07

$6
$4
$2
$0
$4.81
$5.74
$2.16
$4.49
$5.05
3Q06
4Q06
1Q07
2Q07
3Q07

(MWhs thousands)
7
6
5
4
3
2
1
0
3.9
4.8
4.2
4.2
5.1
5.8
Q206
Q306
Q406
Q107
Q207
Q307

MWh Sales Volume (millions)
MWh’s Delivered
Retail Gross Margin per MWh
(Excluding Mark-to-Market Impact)
Sales, Deliveries & Margins
▶

New sales volume 5.7M MWHs in Q3 compared to
7.3M MWh last year
▶

Significant growth in Illinois and New England
▶

Margins on 2007 delivered volumes anticipated
around $4-5.00/MWH
▶

Actual power delivered to customers up 23% over
Q3 last year
Note: Retail gross margin per MWh including mark-to-market
impacts were: ($0.79) in 3Q06, $7.56 in 4Q06, $15.79 in 1Q07,
$1.03 in 2Q07 and $1.75 in 3Q07

Great Plains Energy
Michael Chesser
Chairman & CEO
Great Plains Energy

Strategic Focus
Close Aquila transaction
„

Focus on close and operational integration (people, processes and systems)
throughout 2008 to maximize synergy capture
Develop next phase of the Comprehensive Energy Plan
„

Develop long range resource plan and file IRP in Missouri
„

Continue to engage community and regulators to develop energy efficiency and demand response as a resource alternative
„

Continue development of environmental and renewable generation alternatives
Conduct Strategic Alternative Review of Strategic Energy
„

Retained Merrill Lynch & Co. as financial advisor to assist in evaluation of all strategic and structural alternatives
„

Alternatives may include continuation of SE in current state, joint ventures or sales of part or all of the company

Growing Rate Base
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
($ millions)
$2,575
$1,025
$2,725
$1,250
$2,700
$1,450
$3,750
$1,825
2007
2008
2009
2010
Aquila
KCP&L

GREAT PLAINS ENERGY

Estimated Total Utility Rate Base
•

 Capex primarily on common projects
•

 Aquila capex plan in line with KCPL’s Comprehensive Energy Plan
1 Rate base amounts can vary by state.
Compound annual growth rate of 16% in rate base builds shareholder value.
$3,600
$3,975
$4,150
$5,575

Great Plains Energy Anticipated Core Earnings Growth
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$2.16A
$1.93A
2005
2006
2007
2008
2009
2010

GXP Stand-Alone Core Earnings Growth
•

In 2005, Great Plains Energy provided a 5-year core EPS CAGR target of 2-4% driven primarily by the CEP, resulting in a range of $2.38 to $2.63 in 2010
•

Great Plains remains on track to deliver 2- 4% growth between 2005 & 2010
•

Based on the midpoint of current 2007 guidance of $1.60-$1.70, the 3-yr. CAGR between 2007 and
2010 is anticipated to be 14% to 16%
•

Aquila transaction is anticipated to be accretive to this path in 2009 forward
Note: The projected compound average annual growth rates are for the period beginning 2007 and ending 2010.  The Company does not provide projected growth rates for periods ending before 2010, and such growth rates may be materially different.  This graph is for illustrative purposes only for periods ending before 2010.
$2.63E
$2.38E
3-Yr. CAGR 14%
3-Yr. CAGR
16%
2007 Guidance
$1.60 - $1.70